Results of a Phase 1b/2 Study of ATYR1940 in Adolescents and Young Adults With Early-onset Facioscapulohumeral Muscular Dystrophy (FSHD) (ATYR1940-C-003) Gennyne Walker1, Russell J. Butterfield2, Katherine Mathews3, Laurent Servais4, John Day5, Teresa Gidaro4, Sanjay Shukla1, Lorenzo Maggi6 1aTyr Pharma, Inc., San Diego, CA, USA; 2Utah Program for Inherited Neuromuscular Disorders, Salt Lake City, UT, USA; 3University of Iowa, ICTS Clinical Research Unit, Iowa City, IA, USA; 4Institute of Myology, I-Motion Pediatric Clinical Trials, Paris, France; 5Stanford University, Palo Alto, CA, USA; 6Foundation IRCCS Neurological Institute Carlo Besta, Milan, Italy Introduction Early-onset Facioscapulohumeral Muscular Dystrophy (FSHD) —FSHD is a rare genetic autosomal dominant muscular dystrophy that results in significant disability. Patients diagnosed with FSHD typically present with symptoms in late adolescence or early adulthood.1 —Early-onset FSHD refers to patients who present with symptoms before the age of 18 years. Within this early-onset population are individuals who had symptoms before the age of 5 years and disease progression before the age of 10 years, often defined as “infantile-onset” FSHD.2 These patients typically have more severe, rapidly progressive, muscle involvement, as well as extramuscular conditions such as hearing loss and retinal vascular abnormalities.3 —Inflammatory cell infiltration of skeletal muscles in patients with FSHD is observed and may be involved in the pathophysiology of FSHD.4,5 —No targeted pharmacological interventions are available for FSHD. ATYR1940 for the Treatment of FSHD —ATYR1940 (Resolaris™) is a slightly truncated form of human histidyl tRNA synthetase (HARS). —HARS may have extracellular roles, including modulation of immune responses in skeletal muscle,6 in addition to its established intracellular function in protein synthesis. —In preclinical experiments using a rat model of statin-induced myopathy, ATYR1940 reduced skeletal-muscle degeneration and necrosis, reduced the number of immune cells in muscle, and downregulated immune regulatory proteins in diseased tissue in a dose-dependent manner.7 —Because the immune component may play a role in FSHD pathophysiology, ATYR1940, a novel noncorticosteroid immunomodulator, is being investigated as a potential therapy. Study Design —This was a phase 1b/2, multicenter, open-label, intrapatient, placebo run-in, dose-escalation study that evaluated the safety, tolerability, immunogenicity, and exploratory clinical assessments of intravenous (IV) ATYR1940 administered once weekly (qw). —Study population: −16–25 years old −Genetically established FSHD1 −Signs or symptoms of FSHD before 10 years old —Patients received 1 dose of placebo, then 12 doses of ATYR1940 starting at 0.3 mg/kg qw and increasing to 3 mg/kg qw (Figure 1). Primary assessment 123456789 10 11 12 13 14 Week * Figure 1. Study Design 3.0 mg/kg qw 1.0 mg/kg qw 0.3 mg/kg qw Placebo *Patients who completed this study could enter a long-term extension study. qw = once weekly. Key Study Endpoints —Safety and tolerability were assessed by: −Incidence of adverse events (AEs), and anti- drug antibody (ADA) titer and Jo-1 (anti-HARS) antibody levels. −Standard clinical evaluations (ie, electrocardio- grams, pulmonary function tests, laboratory investigations). —Clinical activity was assessed by a change from baseline to Week 14 using: −Manual Muscle Testing (MMT), a validated assessment of muscle strength. Assessments were graded using a modified Medical Research Council scale.7 Ordinal scores were converted to numeric scores, and results across 14 muscle groups were used to calculate a total MMT score. −Individualized Neuromuscular Quality-of-Life (INQoL) questionnaire, a validated self- administered, muscle-disease–specific measure of quality of life. —Other endpoints included magnetic resonance imaging (MRI) parameters, eye and hearing assessments, and analysis of circulating biomarkers. Results —8 Patients ages 16 to 20 years were enrolled; all had FSHD1. —All patients completed the study: −1 Patient did not receive all doses of study drug due to an infusion-related reaction (IRR). −Individual demographics and baseline characteristics are shown in Table 1. Table 1. Demographics and Baseline Characteristics Characteristic Early-onset FSHD, Mean (N = 8) Age, years 17.9 Disease duration, years 13.1 Age of onset, years 6.1 Clinical severity score* 3.1 D4Z4 repeat 3.6 *FSHD-specific clinical severity score with a scale of 0.5 (facial weakness) to 5.0 (wheelchair bound). FSHD, facioscapulohumeral muscular dystrophy. Safety and Tolerability —All 8 (100%) patients reported at least 1 treatment- emergent AE (TEAE) (Table 2). −All TEAEs were mild or moderate. −1 Patient had a grade 2 (moderate) nonserious IRR that resolved the day of drug discontinuation. −No serious AEs were reported. —No signals or trends were observed during the study regarding results from vital signs, electrocardiograms, or pulmonary functional tests. —No evidence of general immunosuppression was noted on review of hematology and TEAEs (ie, no neutropenia, leukopenia, or serious infections). —No clinically significant changes in indirect ophthalmoscopy, fundus findings, or optical coherence tomography. Table 2. TEAEs in ≥ 2 patients Preferred Term Early-onset FSHD (N = 8) n (%) Myalgia 3 (37.5%) Paresthesia 3 (37.5%) Headache 2 (25.0%) Nasopharyngitis 2 (25.0%) Nausea 2 (25.0%) FSHD, facioscapulohumeral muscular dystrophy; TEAE, treatment-emergent adverse event. Immunogenicity —4 of 8 patients receiving ATYR1940 had positive test results for ADA signals; these titer levels were low and did not result in clinical symptoms. —No patients had Jo-1 antibody levels that were considered positive or equivocal for antisynthetase syndrome. Clinical Activity MMT —Mean total MMT score increased by 3.8% (n = 8: range –6.5% to 19.3%). —5 (63%) of 8 patients had increases from baseline in total MMT scores (Figure 2). INQoL —Mean overall INQol score changed by –1.2% (n = 8: range –17.3% to 13.4%). —4 (67%) of 6 patients with complete data had improvements (decreases) in INQoL scores (Figure 3). No consistent changes during the study were observed for MRI parameters or circulating biomarkers. Change From Baseline (%) 10 0 –10 –20 Decreasing Disease Burden Increasing Disease Burden 8.9 –3.3 –3.9 –5 –17.3 Figure 3. Change From Baseline to Week 14 in Overall QoL Score for Individual Patients 30 20 13.4 –30 n = 6: Only 6 of 8 patients had INQoL results at both baseline and Week 14. INQoL; Individualized Neuromuscular Quality of Life; QoL, quality of life. Conclusions —In this exploratory, open-label study, ATYR1940 (Resolaris™) was generally well tolerated at doses up to 3.0 mg/kg once weekly in patients ages 16 to 20 years with early-onset FSHD. —No signs of general immunosuppression were observed, and low-level ADA signals did not result in clinical symptoms. —Although this study was not designed or powered to assess clinical activity, a mean increase of 3.8% in MMT scores was observed after 12 weeks of treatment. —Mean overall INQoL score did not markedly change. —These results support further investigation of ATYR1940 for early-onset FSHD. References Tawil R and Van Der Maarel SM. Muscle Nerve. 2006;34(1):1-15. Brouwer OF et al. Arch Neurol. 1994;51(4):387-394. Klinge L et al. Neuromuscul Disord. 2006;16(9-10):553-558. Arahata K et al. Muscle Nerve Suppl. 1995;(2):S56-S66. Frisullo G et al. J Clin Immunol. 2011;31(2):155-166. 6. Zhou JJ et al. J Biol Chem. 2014;289(28):19269-19275. 7. Personius KE et al. Phys Ther. 1994;74(3):253-263. Acknowledgments This study was funded by aTyr Pharma, Inc. Graphics support was provided by Oxford PharmaGenesis, Inc., and was funded by aTyr Pharma, Inc. Corresponding author contact: gwalker@atyrpharma.com Presented at the 22nd International Congress of the World Muscle Society; 3–7 October 2017; Saint Malo, France. P341 Change From Baseline (%) 30 20 10 0 –10 –20 –30 Decreasing Muscle Function Increasing Muscle Function Figure 2. Percentage Change From Baseline to Week 14 in MMT Total Scores for Individual Patients *Patient received only 4 doses of ATYR1940, discontinued due to insulin-related reaction. MMT, Manual Muscle Testing. ‒3.3 ‒6.5 ‒2* 2.2 4.8 6.2 9.9 19.3 Exhibit 99.1